SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040

Item 7.    Financial Statements and Exhibits

99.1 Slide Presentation of DTE Energy Company (“DTE Energy”) dated July 30, 2004.

Item 12.  Results of Operations and Financial Condition

     DTE Energy is furnishing the Securities and Exchange Commission (“SEC”) with its slide presentation issued July 30, 2004 announcing financial results for the quarter ended June 30, 2004. A copy of the slide presentation is furnished as Exhibit 99.1 to this report and contains the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the forward-looking statements in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K (which forward-looking statements are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 30, 2004

DTE ENERGY COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski
Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)

/s/ Daniel G. Brudzynski Daniel G. Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit Number	Description

99.1	Slide Presentation of DTE Energy dated July 30, 2004.

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